CORPORATE
                                                                  HIGH YIELD
                                                                  FUND III, INC.

                               [GRAPHIC OMITTED]

                                                         STRATEGIC
                                                                  Performance

                                                                  Annual Report
                                                                  May 31, 2000

                       CORPORATE HIGH YIELD FUND III, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund III, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian and Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

CYE

                               Corporate High Yield Fund III, Inc., May 31, 2000

DEAR SHAREHOLDER

High-Yield Market Overview

During the six months ended May 31, 2000, the high-yield market suffered from a bear market psychology. Contributing factors to the malaise were interest rate pressure, a flagging stock market, weak technicals, limited liquidity and weak investment performance. The high-yield market delivered negative returns in four of the six months ended May 31, 2000, and a 1.84% loss for the period, as measured by the unmanaged benchmark CS First Boston Global High Yield Index.

To some degree, the high-yield market has reflected equity markets. The high-yield market has experienced a wide dichotomy between the haves and the have-nots that pushed up prices of selected bonds in popular sectors such as communications, while leaving bonds in most sectors to languish in both price and market interest. The high-yield market was also pressured by the March slump in Internet stocks. Investors became concerned that equity markets would not be available to fund the ongoing build-out plans of the fast-growing communications companies that have bonds outstanding in the high-yield market. The resulting price declines particularly hurt bonds of the weaker companies in the communications sector. However, more liquid issues of better-quality companies also suffered in the sell-off, as these represent easy sources of cash in a sagging market.

Beyond the communications sector, equity market volatility has focused attention on the ability of highly leveraged companies to raise needed capital. In recent years, the equity market has been a significant source of capital for high-yield companies, which tapped the equity market to fund both debt reduction and business expansion. With less access to the equity markets and increasingly conservative lending restrictions by banks, leveraged companies face greater challenges to meet corporate liquidity needs.

Although the high-yield market remains in the doldrums, we remain confident that the high-yield market represents value for those with a long-term time horizon. At 714 basis points (7.14%), the yield spread or difference between yields of US Treasury bonds and high-yield bonds remains at historically wide levels. It appears to us that investors are discounting a default rate well in excess of the current experience. As a result, investors are being paid well for the incremental risk of investing in this market. Furthermore, absolute yields are attractive, with the CS First Boston Global High Yield Index yield at 13.56%. While there is no clear near-term catalyst for improvement in the high-yield market, the eventual stabilization of interest rates should provide price support, as could more settled conditions in equity markets.

Fund Performance

For the year ended May 31, 2000, the total investment return on the Fund's Common Stock was -6.06%, based on a change in the per share net asset value from $12.98 to $10.65, and assuming reinvestment of $1.491 per share income dividends. For the six months ended May 31, 2000, total investment return for the Fund was -3.78%, based on a change in the per share net asset value from $11.89 to $10.65, and assuming reinvestment of $.740 per share income dividends. During this period, the net annualized yield of the Fund's Common Stock was 14.02%. Fund performance was weak, reflecting a sell-off in high-yield markets and emerging markets in May. Leverage also contributed to the Fund's underperformance, particularly relative to the benchmark CS First Boston Global High Yield Index. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) Several positions suffered from the market trend to severely punish earnings disappointments. Market concerns in many cases have been exacerbated by the potential for liquidity crises should banks restrict borrowing because of earnings shortfalls. We will continue to evaluate whether the value of each company exceeds market value of outstanding debt, and the likelihood of recovery in the business. In general, we have opted to hold our positions in such cases. Prices for our emerging markets holdings fell, reflecting fundamental concern about the impact of higher interest rates and unfavorable technicals as a result of hedge fund and high-yield selling pressure in that asset class.

Leverage Strategy

The Fund was on average about 26% leveraged during the six-month period ended May 31, 2000. Thus, the Fund borrowed the equivalent of 26% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. On May 31, 2000, the Fund was 26.7% leveraged, having borrowed $137.4 million at a borrowing cost of 7.3125%. Our leverage hurt performance in this period, as is typical when bond prices fall. Given our view that the high-yield market represents value over the long term, we expect to maintain leverage in a range near current levels, with moderate variations depending on market conditions.

Investment Strategy

Within the context of ongoing market illiquidity and caution among high-yield market investors, we attempted to strengthen our position in better credit-quality names, to take advantage of growth sectors in the market and to avoid credit problems in our larger holdings. We maintained overweighted positions in emerging markets, chemicals, transportation and healthcare because of our belief in the favorable long-term prospects and asset valuations in these sectors.

We continue to evaluate our positions relative to valuations throughout the market and to monitor operating trends of individual companies. To this end, we sold our positions in Cumulus Media, Inc. during the period ended May 31, 2000. While Cumulus Media's radio properties had continued to grow nicely, the bonds and preferred stock in our positions appeared fully valued relative to the risk profile of the company. This move proved correct as the bonds have since dropped significantly. For a slightly better yield, we replaced Cumulus Media with better-rated bonds of Global Crossing Holding Limited. Global Crossing is a worldwide telecommunications provider, specializing in data communications and primarily serving as a carrier's carrier. We believe growth prospects for the company are excellent given the ever-increasing demand for communications capacity and the competitive benefits of the company's state-of-the-art worldwide fiber optic network.

In better-quality securities, we added to our holdings in HMH Properties, Inc., whose bonds are rated Ba2/BB. HMH Properties owns positions in a portfolio of Marriott and Ritz Carlton hotels. We view HMH Properties as a well-managed company with relatively predictable earnings growth.

We continue to review our communications holdings in light of equity market volatility and the potential for companies in that sector to be unable to fund their growth plans. We recognize that this sector has come under pressure because of increasing concerns about adequate funding. However, we believe that the companies represented in our Fund have favorable market positions and good track records, which represent strategic value that will attract capital. Most of the Fund's holdings are either well funded, with adequate cash holdings to fund current plans, or have solid equity sponsorship that will be able to meet any cash shortfalls.

In Conclusion

We thank you for your investment in Corporate High Yield Fund III, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

June 23, 2000

                                      2 & 3

                               Corporate High Yield Fund III, Inc., May 31, 2000

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                       S&P    Moody's    Face
INDUSTRIES            Rating  Rating     Amount                     Corporate Bonds                                        Value
====================================================================================================================================
Automotive--0.4%        NR*     NR*   $ 5,000,000   Breed Technologies Inc., 9.25% due 4/15/2008 (c)                     $    37,500
                        BB+     Ba2     2,000,000   Federal-Mogul Corporation, 7.375% due 1/15/2006                        1,432,784
                                                                                                                         -----------
                                                                                                                           1,470,284
====================================================================================================================================
Broadcasting/Radio      NR*     NR*     5,000,000   Acme Intermediate Holdings/Finance, 12.28%** due 9/30/2005             3,325,000
& Television--3.5%      BB-     Ba3     5,000,000   Antenna TV SA, 9% due 8/01/2007                                        4,400,000
                        B+      B2      7,000,000   Globo Comunicacoes e Participacoes, Ltd., 10.625% due
                                                      12/05/2008 (e)                                                       5,363,750
                                                                                                                         -----------
                                                                                                                          13,088,750
====================================================================================================================================
Building                BB      Ba3     4,750,000   Building Materials Corporation, 8% due 12/01/2008                      3,936,562
Materials--1.0%
====================================================================================================================================
Cable--1.2%             B+      B2      5,500,000   Charter Communications Holdings LLC, 8.625% due 4/01/2009              4,592,500
====================================================================================================================================
Cable--                 BB      B1      6,500,000   Cablevision SA, 13.75% due 5/01/2009                                   5,557,500
International--7.1%     B-      B3      1,500,000   Diamond Cable Communications PLC, 13.25% due 9/30/2004                 1,578,750
                        B-      B3      4,000,000   Diamond Holdings PLC, 9.125% due 2/01/2008                             3,680,000
                        BB+     Ba1     2,750,000   Rogers Cablesystems Ltd., 10% due 12/01/2007 (e)                       2,777,500
                        D       Caa3    4,050,000   Supercanal Holdings SA, 11.50% due 5/15/2005 (c)(e)                    1,863,000
                        B+      B1      5,000,000   TeleWest Communications PLC, 11.001%** due 10/01/2007                  4,725,000
                        B-      B3      5,750,000   United International Holdings, 10.757%** due 2/15/2008 (b)             3,450,000
                        B       B2      6,875,000   United Pan-Europe Communications, 13.512%** due 2/01/2010 (e)          3,042,187
                                                                                                                         -----------
                                                                                                                          26,673,937
====================================================================================================================================
Chemicals--7.7%         BBB-    Baa3    5,250,000   Equistar Chemicals LP, 8.50% due 2/15/2004                             5,098,711
                        NR*     B2      3,000,000   Huntsman Corporation, 9.50% due 7/01/2007 (e)                          2,670,000
                        B+      B3      7,500,000   Huntsman ICI Holdings, 12.384%** due 12/31/2009                        2,287,500
                        BB      Ba3     8,750,000   Lyondell Chemical Company, 9.625% due 5/01/2007                        8,465,625
                        B+      B2      4,250,000   Octel Developments PLC, 10% due 5/01/2006                              3,931,250
                                                    Sterling Chemicals Inc.:
                        BB-     B3      3,250,000     12.375% due 7/15/2006                                                3,298,750
                        B       Caa3    3,675,000     11.75% due 8/15/2006                                                 2,976,750
                                                                                                                         -----------
                                                                                                                          28,728,586
====================================================================================================================================
Communications--        B+      B2      9,700,000   Orion Network Systems, Inc., 15.781%** due 1/15/2007                   3,298,000
2.1%                    B-      B3      7,000,000   Satelites Mexicanos SA, 10.125% due 11/01/2004                         4,523,750
                                                                                                                         -----------
                                                                                                                           7,821,750
====================================================================================================================================
Computer Services/      BB-     Ba3     5,250,000   Amkor Technologies Inc., 9.25% due 5/01/2006                           5,092,500
Electronics--5.3%       CCC+    Caa3    7,250,000   MCMS Inc., 9.75% due 3/01/2008                                         3,878,750
                        B       B2      4,225,000   SCG Holdings Corporation, 12% due 8/01/2009                            4,478,500
                        B       B2      7,500,000   Zilog Inc., 9.50% due 3/01/2005                                        6,525,000
                                                                                                                         -----------
                                                                                                                          19,974,750
====================================================================================================================================
Conglomerates--1.1%     B-      B3      5,000,000   Eagle-Picher Industries, 9.375% due 3/01/2008                          4,225,000
====================================================================================================================================
Consumer Products--     B-      B3      4,250,000   Albecca Inc., 10.75% due 8/15/2008                                     3,485,000
5.2%                    B-      B2      3,250,000   Chattem, Inc., 8.875% due 4/01/2008                                    2,754,375
                        B       B3      8,500,000   Corning Consumer Products, 9.625% due 5/01/2008                        5,780,000
                        B       B3      4,000,000   Jostens Inc., 12.75% due 5/01/2010 (h)                                 3,920,000
                        CCC+    Caa1    6,500,000   Syratech Corp., 11% due 4/15/2007                                      3,705,000
                                                                                                                         -----------
                                                                                                                          19,644,375
====================================================================================================================================
Energy--5.4%            CCC-    Caa3    2,100,000   Belden & Blake Corp., 9.875% due 6/15/2007                             1,386,000
                        CCC     B3      5,750,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                              4,765,312
                        B+      B1      5,000,000   Parker Drilling Co., 9.75% due 11/15/2006                              4,637,500
                        BB-     B1      5,000,000   Tesoro Petroleum Corp., 9% due 7/01/2008                               4,700,000
                        B-      B3      2,750,000   United Refining Co., 10.75% due 6/15/2007                              1,670,625
                        CCC-    Caa3    3,750,000   Wiser Oil Company, 9.50% due 5/15/2007                                 2,981,250
                                                                                                                         -----------
                                                                                                                          20,140,687
====================================================================================================================================
Entertainment--3.7%     CCC+    Caa1    7,000,000   AMF Bowling Worldwide Inc., 14.444%** due 3/15/2006                    1,610,000
                        B+      B1      5,800,000   Intrawest Corp., 9.75% due 8/15/2008                                   5,568,000
                        B-      B3      5,000,000   Premier Parks Inc., 9.25% due 4/01/2006                                4,625,000
                        B-      Caa2    4,750,000   Regal Cinemas Inc., 9.50% due 6/01/2008                                1,923,750
                                                                                                                         -----------
                                                                                                                          13,726,750
====================================================================================================================================
Financial Services--    CCC-    Caa3    5,000,000   Amresco Inc., 9.875% due 3/15/2005                                     2,350,000
7.4%                    BB      Ba3     4,250,000   Port Arthur Finance Corporation, 12.50% due 1/15/2009                  4,090,625
                        BB-     Ba3     8,000,000   RBF Finance Company, 11% due 3/15/2006                                 8,500,000
                        BB+     Ba3     8,500,000   Reliance Group Holdings, Inc., 9.75% due 11/15/2003                    6,800,000
                        BB+     Ba3     4,000,000   Sovereign Bancorp, 10.50% due 11/15/2006                               3,940,000
                        C       NR*     5,000,000   Veritas Capital Trust, 10% due 1/01/2028                               1,975,000
                                                                                                                         -----------
                                                                                                                          27,655,625
====================================================================================================================================
Food & Beverage--       CCC+    Caa1    5,000,000   Aurora Foods Inc., 8.75% due 7/01/2008                                 2,450,000
0.6%
====================================================================================================================================
Gaming--2.2%            CCC+    Caa3    9,000,000   Venetian Casino/LV Sands, 14.25% due 11/15/2005                        8,100,000
====================================================================================================================================
Health Services--       B-      B3      2,000,000   ALARIS Medical Systems, Inc., 9.75% due 12/01/2006                     1,480,000
7.8%                    BB+     Ba2     2,500,000   Columbia HCA/Healthcare Corp., 6.41% due 6/15/2000                     2,498,375
                        CCC+    B3      6,000,000   Extendicare Health Services, 9.35% due 12/15/2007                      2,220,000
                        B+      ba3     2,000,000   Fresenius Medical Capital Trust I, 9% due 12/01/2006                   1,845,000
                        BB      Ba3     5,750,000   ICN Pharmaceutical Inc., 8.75% due 11/15/2008 (e)                      5,376,250
                        CCC+    B3      8,750,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007                          6,518,750
                        B-      Caa1    7,500,000   Magellan Health Services, 9% due 2/15/2008                             2,625,000
                        D       C       5,250,000   Mariner Post--Acute Network, 9.50% due 11/01/2007 (c)                     45,938
                        B+      Ba3     7,000,000   Quorum Health Group Inc., 8.75% due 11/01/2005                         6,510,000
                                                                                                                         -----------
                                                                                                                          29,119,313
====================================================================================================================================


                                      4 & 5

                               Corporate High Yield Fund III, Inc., May 31, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                       S&P    Moody's    Face
INDUSTRIES            Rating  Rating     Amount                     Corporate Bonds                                         Value
====================================================================================================================================
Hotels &                BB      Ba2   $10,000,000   HMH Properties, Inc., 7.875% due 8/01/2008                          $  8,550,000
Motels--2.6%            D       Ca      7,000,000   Signature Resorts, Inc., 9.75% due 10/01/2007                          1,050,000
                                                                                                                        ------------
                                                                                                                           9,600,000
====================================================================================================================================
Independent Power       BB      Ba3     3,500,000   Midland Funding II, 13.25% due 7/23/2006 (g)                           4,071,410
Producers--1.1%
====================================================================================================================================
Industrial Services--   B       B3      6,000,000   Neff Corp., 10.25% due 6/01/2008                                       3,900,000
1.0%
====================================================================================================================================
Internet Transport--                                 PSINet Inc.:
1.6%                    B-      B3      5,000,000     11.50% due 11/01/2008                                                4,550,000
                        B-      B3      1,750,000     11% due 8/01/2009                                                    1,575,000
                                                                                                                        ------------
                                                                                                                           6,125,000
====================================================================================================================================
Metals & Mining--       BB      Ba2     5,000,000   Great Central Mines Ltd., 8.875% due 4/01/2008                         4,475,000
5.8%                    CCC+    B3      7,000,000   Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003                 6,510,000
                        CCC+    Caa2    5,500,000   Metal Management Inc., 10% due 5/15/2008                               3,630,000
                        B       B3      5,000,000   Ormet Corporation, 11% due 8/15/2008 (e)                               4,600,000
                        B-      Caa1    5,000,000   Simcala Inc., 9.625% due 4/15/2006                                     2,600,000
                                                                                                                        ------------
                                                                                                                          21,815,000
====================================================================================================================================
Packaging--             B       B3      4,000,000   Huntsman Packaging Corporation, 13% due 6/01/2010 (e)                  3,930,000
1.0%
====================================================================================================================================
Paper & Forest          CCC+    B3      3,750,000   APP China Group Ltd., 14% due 3/15/2010 (e)                            2,400,000
Products--6.0%          CCC+    B3      1,000,000   APP International Finance, 11.75% due 10/01/2005                         640,000
                        B       B2      3,700,000   Ainsworth Lumber Company, 12.50% due 7/15/2007 (d)                     3,801,750
                        B       Caa1    9,000,000   Doman Industries Limited, 8.75% due 3/15/2004                          7,425,000
                        CCC+    B3      6,000,000   Pindo Deli Financial Mauritius, 10.75% due 10/01/2007                  3,240,000
                        CCC+    Caa1    5,500,000   Repap New Brunswick, 10.625% due 4/15/2005                             4,895,000
                                                                                                                        ------------
                                                                                                                          22,401,750
====================================================================================================================================
Product Distribution--  CCC-    Ca      5,500,000   US Office Products Co., 9.75% due 6/15/2008                              715,000
0.2%
====================================================================================================================================
Publishing &            B       B2      7,000,000   MDC Communications Corp., 10.50% due 12/01/2006                        6,510,000
Printing--2.2%          BB-     Ba3     2,000,000   Primedia, Inc., 7.625% due 4/01/2008                                   1,790,000
                                                                                                                        ------------
                                                                                                                           8,300,000
====================================================================================================================================
Real Estate--           BB-     Ba3     8,250,000   Forest City Enterprises Inc., 8.50% due 3/15/2008                      7,321,875
1.9%
====================================================================================================================================
Specialty Retailing--   B       B2      6,000,000   Jo-Ann Stores Inc., 10.375% due 5/01/2007                              5,460,000
1.5%
====================================================================================================================================
Steel--1.1%             NR*     B2      5,000,000   CSN Iron SA, 9.125% due 6/01/2007 (e)                                  3,750,000
                        CC      Caa3    2,750,000   Republic Technologies, 13.75% due 7/15/2009 (Convertible) (a)            295,625
                                                                                                                        ------------
                                                                                                                           4,045,625
====================================================================================================================================
Telephony--11.8%        B-      B3      4,250,000   Esprit Telecom Group PLC, 10.875% due 6/15/2008                        3,357,500
                        B-      B3      4,250,000   Fairpoint Communications, 12.50% due 5/01/2010                         4,271,250
                        BB-     Ba3     2,750,000   Flag Limited, 8.25% due 1/30/2008                                      2,365,000
                        B       B2      5,500,000   Flag Telecom Holding Ltd., 11.625% due 3/30/2010 (e)                   5,060,000
                        CCC+    Caa1    7,000,000   GT Group Telecom, 13.25%** due 2/01/2010 (e)                           3,640,000
                        NR*     NR*     8,500,000   Global Crossing Holding Limited, 9.50% due 11/15/2009                  8,053,750
                        B       B3      7,500,000   Level 3 Communications Inc., 12.667%** due 3/15/2010 (e)               3,900,000
                                                    Nextlink Communications Inc.:
                        B       B2      2,000,000     12.50% due 4/15/2006                                                 2,070,000
                        B       B2      5,000,000     9% due 3/15/2008                                                     4,450,000
                        B       B2      2,000,000     10.75% due 6/01/2009                                                 1,915,000
                        B-      B3      5,500,000   Tele1 Europe BV, 13% due 5/15/2009                                     5,225,000
                                                                                                                        ------------
                                                                                                                          44,307,500
====================================================================================================================================
Textiles--1.0%          B       B2      4,750,000   Polymer Group Inc., 8.75% due 3/01/2008                                3,800,000
====================================================================================================================================
Transportation--9.3%    B-      B3      6,500,000   American Reefer Co. Ltd., 10.25% due 3/01/2008                         3,558,750
                        BB-     NR*     6,000,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (e)                        4,380,000
                        BB-     Ba3     8,000,000   Eletson Holdings, Inc., 9.25% due 11/15/2003                           7,360,000
                        BB-     B1      5,350,000   Sea Containers Ltd., 12.50% due 12/01/2004                             3,852,000
                        B+      B2      6,000,000   TFM, SA de CV, 11.896%** due 6/15/2009                                 3,780,000
                        BB-     Ba3     5,000,000   Transportacion Maritima Mexicana, SA de CV, 10% due 11/15/2006         3,850,000
                        B-      B2      7,000,000   Transtar Holdings LP, 13.375% due 12/15/2003                           7,070,000
                        NR*     NR*     1,739,534   Trism, Inc., 12% due 2/15/2005                                         1,087,209
                                                                                                                        ------------
                                                                                                                          34,937,959
====================================================================================================================================
Utilities--2.9%         BB      Ba3     6,750,000   Azurix Corporation, 10.375% due 2/15/2007 (e)                          6,277,500
                        B+      B2      5,000,000   Espirito Santo--Escelsa, 10% due 7/15/2007                             3,600,000
                        B+      NR*     3,000,000   Inversora de Electrica, 9% due 9/16/2004 (e)                           1,050,000
                                                                                                                        ------------
                                                                                                                          10,927,500
====================================================================================================================================
Wireless                CCC     Caa1    3,750,000   Airgate PCS Inc., 12.713%** due 10/01/2009                             2,118,750
Communications--        B       B1      6,000,000   Nextel Communications, Inc., 9.375% due 11/15/2009                     5,640,000
6.4%                    D       Caa3    2,750,000   Paging Network, Inc., 10.125% due 8/01/2007 (c)                          880,000
                        B       B3      8,375,000   Pinnacle Holdings Inc., 10%** due 3/15/2008                            5,360,000
                        B-      B3      9,500,000   Spectrasite Holdings Inc., 12.875%** due 3/15/2010 (e)                 4,845,000
                        B-      B2      5,250,000   VoiceStream Wireless, 10.375% due 11/15/2009                           5,381,250
                                                                                                                        ------------
                                                                                                                          24,225,000
====================================================================================================================================


                                     6 & 7

                               Corporate High Yield Fund III, Inc., May 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                       S&P    Moody's     Face
INDUSTRIES            Rating  Rating     Amount                     Corporate Bonds                                         Value
====================================================================================================================================
Wireless                B       B1    $13,000,000   CTI Holdings SA, 11.625%** due 4/15/2008                              7,540,000
Communications--        B       B3      8,475,000   Comunicacion Celular SA, 13.653%** due 3/01/2005 (e)                  5,254,500
International--10.2%    CCC+    Caa1    2,750,000   Dolphin Telecom PLC, 17.456%** due 6/01/2008                            907,500
                        B-      Caa1    8,250,000   McCaw International Ltd., 12.603%** due 4/15/2007                     5,857,500
                        B-      Caa1   12,000,000   Millicom International Cellular, 13.861%** due 6/01/2006             10,200,000
                                                    Telesystem International Wireless Inc.:
                        CCC+    Caa1    6,250,000     17.359%** due 6/30/2007                                             4,062,500
                        CCC+    Caa1    8,000,000     10.683%** due 11/01/2007                                            4,480,000
                                                                                                                      -------------
                                                                                                                         38,302,000
====================================================================================================================================
                                                    Total Investments in Corporate Bonds (Cost--$594,116,930)--129.3%   485,534,488
====================================================================================================================================
                                          Shares
                                           Held                              Common Stocks
====================================================================================================================================
Energy--1.6%                              281,334   Forcenergy Inc. (c)                                                   6,171,765
====================================================================================================================================
Telephony--0.6%                            48,003   McLeodUSA Incorporated (Class A) (c)                                    960,054
                                           96,869   Tele1 Europe Holding AB (ADR) (c)(i)                                  1,114,000
                                                                                                                      -------------
                                                                                                                          2,074,054
====================================================================================================================================
Transportation--0.3%                      212,333   HMI (c)                                                               1,220,915
                                          110,170   Trism, Inc. (c)                                                          57,839
                                                                                                                      -------------
                                                                                                                          1,278,754
====================================================================================================================================
                                                    Total Investments in Common Stocks (Cost--$5,933,593)--2.5%           9,524,573
====================================================================================================================================
                                                                    Preferred Stocks & Warrants
====================================================================================================================================
Product Distribution--                     60,617   Nebco Evans Holding Co. (d)                                               7,577
0.0%
====================================================================================================================================
Steel--0.0%                                 2,750   Republic Technologies (Warrants) (f)                                         28
====================================================================================================================================
Wireless                                    5,002   Rural Cellular Corp. (Series B) (d)                                   4,689,375
Communications--
1.3%
====================================================================================================================================
                                                    Total Investments in Preferred Stocks & Warrants
                                                      (Cost--$10,862,892)--1.3%                                           4,696,980
====================================================================================================================================
                                         Face
                                         Amount                         Short-Term Securities
====================================================================================================================================
Commercial                            $   326,000   General Motors Acceptance Corp., 6.81% due 6/01/2000                    326,000
Paper***--0.1%
====================================================================================================================================
                                                    Total Investments in Short-Term Securities
                                                     (Cost--$326,000)--0.1%                                                 326,000
====================================================================================================================================
                                                    Total Investments (Cost--$611,239,415)--133.2%                      500,082,041

                                                    Liabilities in Excess of Other Assets--(33.2%)                     (124,616,868)
                                                                                                                      -------------
                                                    Net Assets--100.0%                                                $ 375,465,173
                                                                                                                      =============
====================================================================================================================================

*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a)   Each $1,000 face amount contains one warrant of Republic Technologies.
(b)   Each $1,000 face amount contains one warrant of United International
      Holdings.
(c)   Non-income producing security.
(d) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(g)   Subject to principal paydowns.
(h) Restricted securities as to resale. The value of the Fund's investments in restricted securities was $3,920,000, representing 1.0% of net assets.

      --------------------------------------------------------------------------
                                          Acquisition
      Issue                                   Date         Cost         Value
      --------------------------------------------------------------------------
      Jostens Inc., 12.75% due 5/01/2010   5/05/2000    $3,838,173   $3,920,000
                                                        ----------   ----------
      --------------------------------------------------------------------------
      Total                                             $3,838,173   $3,920,000
                                                        ==========   ==========
      --------------------------------------------------------------------------

(i)   American Depositary Receipts (ADR).

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.


                                     8 & 9

                               Corporate High Yield Fund III, Inc., May 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                     As of May 31, 2000
==================================================================================================================================
Assets:              Investments, at value (identified cost--$611,239,415) .......................                    $500,082,041
                     Cash ........................................................................                          14,234
                     Receivables:
                       Interest ..................................................................      $12,304,356
                       Securities sold ...........................................................        2,701,300     15,005,656
                                                                                                        -----------
                     Prepaid expenses ............................................................                           3,305
                                                                                                                      ------------
                     Total assets ................................................................                     515,105,236
                                                                                                                      ------------
==================================================================================================================================
Liabilities:         Loans .......................................................................                     137,400,000
                     Payables:
                       Dividends to shareholders .................................................          873,924
                       Interest on loans .........................................................          789,770
                       Investment adviser ........................................................          203,833
                       Securities purchased ......................................................           58,070
                       Commitment fees ...........................................................           19,010      1,944,607
                                                                                                        -----------
                     Accrued expenses and other liabilities ......................................                         295,456
                                                                                                                      ------------
                     Total liabilities ...........................................................                     139,640,063
                                                                                                                      ------------
==================================================================================================================================
Net Assets:          Net assets ..................................................................                    $375,465,173
                                                                                                                      ============
==================================================================================================================================
Capital:             Common Stock, $.10 par value, 200,000,000 shares authorized .................                    $  3,526,004
                     Paid-in capital in excess of par ............................................                     524,140,504
                     Undistributed investment income--net ........................................                       4,474,231
                     Accumulated realized capital losses on investments--net .....................                     (44,482,759)
                     Accumulated distributions in excess of realized capital gains on
                       investments--net ..........................................................                      (1,035,433)
                     Unrealized depreciation on investments--net .................................                    (111,157,374)
                                                                                                                      ------------
                     Total--Equivalent to $10.65 per share based on 35,260,043 shares of
                       capital stock outstanding (market price $10.1875) .........................                    $375,465,173
                                                                                                                      ============
==================================================================================================================================

                See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                     For the Year Ended May 31, 2000
==================================================================================================================================
Investment Income:   Interest and discount earned ................................................                    $ 63,434,923
                     Dividends ...................................................................                         829,235
                     Other .......................................................................                         142,077
                                                                                                                      ------------
                     Total income ................................................................                      64,406,235
                                                                                                                      ------------
==================================================================================================================================
Expenses:            Loan interest expense .......................................................      $ 8,898,929
                     Investment advisory fees ....................................................        3,406,200
                     Borrowing costs .............................................................          231,933
                     Accounting services .........................................................           90,683
                     Professional fees ...........................................................           84,074
                     Transfer agent fees .........................................................           75,382
                     Listing fees ................................................................           52,383
                     Custodian fees ..............................................................           43,090
                     Directors' fees and expenses ................................................           41,474
                     Printing and shareholder reports ............................................           33,429
                     Pricing services ............................................................           10,960
                     Other .......................................................................           31,693
                                                                                                        -----------
                     Total expenses ..............................................................                      13,000,230
                                                                                                                      ------------
                     Investment income--net ......................................................                      51,406,005
                                                                                                                      ------------
==================================================================================================================================
Realized &           Realized loss on investments--net ...........................................                     (18,948,171)
Unrealized Loss on   Change in unrealized depreciation on investments--net .......................                     (62,063,303)
Investments--Net:                                                                                                     ------------
                     Net Decrease in Net Assets Resulting from Operations ........................                    $(29,605,469)
                                                                                                                      ============
==================================================================================================================================

                     See Notes to Financial Statements.


                                     10 & 11

                               Corporate High Yield Fund III, Inc., May 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Year Ended May 31,
                                                                                                 --------------------------------
                         Increase (Decrease) in Net Assets:                                           2000               1999
=================================================================================================================================
Operations:              Investment income--net ............................................     $  51,406,005      $  51,459,837
                         Realized loss on investments--net .................................       (18,948,171)       (25,413,003)
                         Change in unrealized depreciation on investments--net .............       (62,063,303)       (44,004,192)
                                                                                                 -------------      -------------
                         Net decrease in net assets resulting from operations ..............       (29,605,469)       (17,957,358)
                                                                                                 -------------      -------------
=================================================================================================================================
Dividends &              Investment income--net ............................................       (52,551,007)       (51,124,504)
Distributions to         In excess of realized gain on investments--net ....................                --         (1,035,433)
Shareholders:                                                                                    -------------      -------------
                         Net decrease in net assets resulting from dividends
                           and distributions to shareholders ...............................       (52,551,007)       (52,159,937)
                                                                                                 -------------      -------------
=================================================================================================================================
Capital Stock            Value of shares issued to Common Stock shareholders in reinvestment
Transactions:              of dividends and distributions ..................................         2,400,682          1,397,095
                         Offering costs resulting from issuance of Common Stock ............            42,995             40,731
                                                                                                 -------------      -------------
                         Net increase in net assets derived from capital stock transactions          2,443,677          1,437,826
                                                                                                 -------------      -------------
=================================================================================================================================
Net Assets:              Total decrease in net assets ......................................       (79,712,799)       (68,679,469)
                         Beginning of year .................................................       455,177,972        523,857,441
                                                                                                 -------------      -------------
                         End of year* ......................................................     $ 375,465,173      $ 455,177,972
                                                                                                 =============      =============
=================================================================================================================================
                       * Undistributed investment income--net ..............................     $   4,474,231      $   5,220,164
                                                                                                 =============      =============
=================================================================================================================================

                         See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                         For the Year Ended May 31, 2000
=================================================================================================================================
Cash Provided by         Net decrease in net assets resulting from operations ..............                         $(29,605,469)
Operating Activities:    Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities: ..........
                           Decrease in receivables .........................................                            1,691,418
                           Decrease in other assets ........................................                               42,827
                           Decrease in other liabilities ...................................                           (3,478,283)
                           Realized and unrealized loss on investments--net ................                           81,011,474
                           Amortization of discount ........................................                          (11,866,426)
                                                                                                                     ------------
                         Net cash provided by operating activities .........................                           37,795,541
                                                                                                                     ------------
=================================================================================================================================
Cash Provided by         Proceeds from sales of long-term investments ......................                          288,235,355
Investing Activities:    Purchases of long-term investments ................................                         (257,359,855)
                         Purchases of short-term investments ...............................                          (69,647,795)
                         Proceeds from sales and maturities of short-term investments ......                           69,686,000
                                                                                                                     ------------
                         Net cash provided by investing activities .........................                           30,913,705
                                                                                                                     ------------
=================================================================================================================================
Cash Used for            Cash receipts from borrowings .....................................                          205,600,000
Financing Activities:    Cash payments on borrowings .......................................                         (223,900,000)
                         Dividends paid to shareholders ....................................                          (50,438,007)
                         Offering costs ....................................................                               42,995
                                                                                                                     ------------
                         Net cash used for financing activities ............................                          (68,695,012)
                                                                                                                     ------------
=================================================================================================================================
Cash:                    Net increase in cash ..............................................                               14,234
                         Cash at beginning of year .........................................                                   --
                                                                                                                     ------------
                         Cash at end of year ...............................................                         $     14,234
                                                                                                                     ============
=================================================================================================================================
Cash Flow                Cash paid for interest ............................................                         $  8,845,066
Information:                                                                                                         ============
=================================================================================================================================
Non-Cash Financing       Reinvestment of dividends to shareholders .........................                         $  2,400,682
Activities:                                                                                                          ============
=================================================================================================================================

                         See Notes to Financial Statements.


                                     12 & 13

                               Corporate High Yield Fund III, Inc., May 31, 2000

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been derived
                    from information provided in the financial statements.         For the Year Ended May 31,      For the Period
                                                                                  ---------------------------      Jan. 30, 1998+
                    Increase (Decrease) in Net Asset Value:                          2000**            1999        to May 31, 1998
==================================================================================================================================
Per Share           Net asset value, beginning of period .................        $   12.98          $  14.99          $  15.00
Operating                                                                         ---------          --------          --------
Performance:          Investment income--net .............................             1.46              1.47               .42
                      Realized and unrealized loss on investments--net ...            (2.30)            (1.99)             (.11)
                                                                                  ---------          --------          --------
                    Total from investment operations .....................             (.84)             (.52)              .31
                                                                                  ---------          --------          --------
                    Less dividends and distributions:
                      Investment income--net .............................            (1.49)            (1.46)             (.30)
                      In excess of realized gain on investments--net .....               --              (.03)               --
                                                                                  ---------          --------          --------
                    Total dividends and distributions ....................            (1.49)            (1.49)             (.30)
                                                                                  ---------          --------          --------
                    Capital charge resulting from issuance of Common Stock               --++              --++            (.02)
                                                                                  ---------          --------          --------
                    Net asset value, end of period .......................        $   10.65          $  12.98          $  14.99
                                                                                  =========          ========          ========
                    Market price per share, end of period ................        $ 10.1875          $12.8125          $14.1875
                                                                                  =========          ========          ========
==================================================================================================================================
Total Investment    Based on net asset value per share ...................            (6.06%)           (2.73%)            2.00%+++
Return:***                                                                        =========          ========          ========
                    Based on market price per share ......................            (8.96%)            1.45%            (3.46%)+++
                                                                                  =========          ========          ========
==================================================================================================================================
Ratios to Average   Expenses, excluding interest expense .................              .97%              .85%               --
Net Assets:                                                                       =========          ========          ========
                    Expenses, net of reimbursement .......................             3.07%             2.28%              .10%*
                                                                                  =========          ========          ========
                    Expenses .............................................             3.07%             2.28%              .69%*
                                                                                  =========          ========          ========
                    Investment income--net ...............................            12.13%            10.58%             8.46%*
                                                                                  =========          ========          ========
==================================================================================================================================
Leverage:           Amount of borrowings (in thousands) ..................        $ 137,400          $155,700                --
                                                                                  =========          ========          ========
                    Average amount of borrowings outstanding during
                       the period (in thousands) .........................        $ 146,410          $126,034                --
                                                                                  =========          ========          ========
                    Average amount of borrowings outstanding per share
                       during the period .................................        $    4.16          $   3.60                --
                                                                                  =========          ========          ========
==================================================================================================================================
Supplemental        Net assets, end of period (in thousands) .............        $ 375,465          $455,178          $523,857
Data:                                                                             =========          ========          ========
                    Portfolio turnover ...................................            45.40%            46.86%            16.79%
                                                                                  =========          ========          ========
==================================================================================================================================

            +     Commencement of operations.
            ++    Amount is less than $.01 per share.
            +++   Aggregate total investment return.
            *     Annualized.
            **    Based on average shares outstanding.
            ***   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's
                  Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

                  See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol CYE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets including futures contracts and related options are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


                                     14 & 15

                               Corporate High Yield Fund III, Inc., May 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Organization and offering expenses--In accordance with Statement of Position 98-5, unamortized organization expenses of $13,265 were expensed during the year ended May 31, 2000. This is considered to be a change in accounting principle and had no material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to post-October losses.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $399,069 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

For the year ended May 31, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $1,907 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2000 were $252,139,519 and $290,936,655, respectively.

Net realized losses for the year ended May 31, 2000 and net unrealized losses as of May 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                               Realized             Unrealized
                                                Losses                Losses
--------------------------------------------------------------------------------
Long-term investments ..............        $ (18,948,171)        $(111,157,374)
                                            -------------         -------------
Total ..............................        $ (18,948,171)        $(111,157,374)
                                            =============         =============
--------------------------------------------------------------------------------

As of May 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $112,030,258, of which $9,552,660 related to appreciated securities and $121,582,918 related to depreciated securities. The aggregate cost of investments at May 31, 2000 for Federal income tax purposes was $612,112,299.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended May 31, 2000 and May 31, 1999 increased by 190,343 and 113,033, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On June 9, 1999, the Fund extended its one-year credit agreement with State Street Bank and Trust Company, Fleet National Bank and certain other institutions party thereto. The agreement is for a $250,000,000 credit facility bearing interest at the Federal Funds rate plus .50% and/or LIBOR plus .50%. For the year ended May 31, 2000, the average amount borrowed was approximately $146,410,000 and the daily weighted average interest rate was 6.06%. For the year ended May 31, 2000, facility and commitment fees aggregated approximately $232,000.

On June 7, 2000, the Fund extended its credit agreement until July 5, 2000. On July 6, 2000, the Fund entered into a one-year financing agreement with Citibank.

6. Capital Loss Carryforward:

At May 31, 2000, the Fund had a net capital loss carryforward of approximately $28,374,000, of which $6,420,000 expires in 2007 and $21,954,000 expires in
2008. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On June 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.126210 per share, payable on June 30, 2000 to shareholders of record as of June 19, 2000.


                                     16 & 17

                               Corporate High Yield Fund III, Inc., May 31, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Corporate High Yield Fund III, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund III, Inc. as of May 31, 2000, the related statements of operations and cash flows for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period January 30, 1998 (commencement of operations) to May 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate High Yield Fund III, Inc. as of May 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 10, 2000

PORTFOLIO INFORMATION (unaudited)

                                                                                                                          Percent of
                           As of May 31, 2000                                                                  Long-Term Investments
====================================================================================================================================
Ten Largest Holdings       Nextel Communications, Inc.  Nextel offers digital and analog wireless communications services throughout the United States. The company's digital service covers near one-half of the total US population and, once completed, will enable Nextel to offer nationwide digital wireless service. Our
                                                        holdings include bonds of 100%-owned McCaw International.               2.3%
                           ---------------------------------------------------------------------------------------------------------
                           Millicom International       Millicom International develops and operates cellular telephone
                           Cellular                     systems worldwide. The company has interest in 33 cellular systems in 20 countries, primarily in emerging markets in Asia, Latin
                                                        America, Europe and Africa.                                             2.0
                           ---------------------------------------------------------------------------------------------------------
                           HMH Properties, Inc.         HMH, a wholly-owned subsidiary of Host Marriott Corporation, owns or holds controlling interests in 69 full-service lodging properties.
                                                        The properties are generally operated under the Marriott and
                                                        Ritz-Carlton brand names. Host Marriott manages most of the
                                                        properties for fees based on revenues or operating profit.              1.7
                           ---------------------------------------------------------------------------------------------------------
                           Telesystem International     The company is a global wireless telecommunications company, which
                           Wireless Inc.                develops, acquires, owns and operates wireless communications companies in developing markets throughout the world. Operations are in Romania, Brazil, India and China. The company also offers
                                                        specialized mobile radio and paging services.                           1.7
                           ---------------------------------------------------------------------------------------------------------
                           RBF Finance Company          R&B Falcon (the parent company of RBF Finance) owns and operates the world's largest fleet of marine drilling rigs. The company operates in most of the world's major offshore hydrocarbon-producing regions and in all water depths. The RBF notes are guaranteed by R&B Falcon, as well as secured by first-priority liens on certain new rigs and
                                                        related long-term contracts.                                            1.7
                           ---------------------------------------------------------------------------------------------------------
                           Lyondell Chemical Company    Lyondell is a global commodity chemical company. The company is the world's largest producer of propylene oxide and produces a variety of derivative chemicals based on propylene oxide. Styrene monomer and tertiary butyl alcohol are also important products. Lyondell's chemicals have such end uses as flexible foam for automotive seating and furniture, antifreeze and coolants, personal care products,
                                                        coatings, adhesives, sealants, resins and solvents.                     1.7
                           ---------------------------------------------------------------------------------------------------------
                           Nextlink Communications      Nextlink provides local, long distance and enhanced telephone
                           Inc.                         communications services to commercial customers. The company operates over 23 facilities-based networks throughout the United
                                                        States.                                                                 1.7
                           ---------------------------------------------------------------------------------------------------------
                           Venetian Casino/LV Sands     This newly opened casino/resort on the Las Vegas Strip has an old
                                                        Venice theme and decor and targets the convention market.               1.6

                           ---------------------------------------------------------------------------------------------------------
                           Global Crossing              This provider of global telecommunications service has a global
                           Holding Limited              network that is based on Internet protocol and focused on data transport. The network includes both undersea and land-based digital fiber optic cable systems. Global Crossing operates as a carrier's carrier, offering its services to licensed providers of
                                                        international telecommunications service.                               1.6
                           ---------------------------------------------------------------------------------------------------------
                           CTI Holdings SA              CTI is a cellular telephone company in Argentina. Its service
                                                        territory covers the interior of Argentina. CTI is 58% owned by GTE.    1.5

Portfolio Profile

The quality ratings* of securities in the Fund as of May 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                  Long-Term Investments
--------------------------------------------------------------------------------
BBB/Baa ........................................................            3.3%
BB/Ba ..........................................................           28.3
B/B ............................................................           58.7
CCC/Caa or Lower ...............................................            8.1
NR (Not Rated) .................................................            1.6
--------------------------------------------------------------------------------
* In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

--------------------------------------------------------------------------------
                                                                      Percent of
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings .........................................           35.2%
Emerging Market Holdings .......................................           13.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Portfolio Maturity                                            6.4 Years
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada .........................................................            8.6%
United Kingdom .................................................            4.4
Argentina ......................................................            4.1
Brazil .........................................................            2.5
Mexico .........................................................            2.4
--------------------------------------------------------------------------------
* All holdings are denominated in US dollars.

--------------------------------------------------------------------------------
                                                                      Percent of
Top Five Industries                                                 Total Assets
--------------------------------------------------------------------------------
Telephony ......................................................            9.0%
Wireless Communications--International .........................            7.4
Transportation .................................................            7.0
Health Services ................................................            5.7
Wireless Communications ........................................            5.6
--------------------------------------------------------------------------------


                                    18 & 19

Corporate High Yield Fund III, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed-income securities that are rated in the lower rating categories of the established rating services (Baa or Lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund III, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #COYIII--5/00

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